UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2011

Item 1 – Schedule of Investments

Portfolio of Investments

As of January 31, 2011 (unaudited)

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS - 98.8%
COMMON STOCKS - 98.8%
CONSUMER DISCRETIONARY - 6.1%
1,822,000	David Jones Ltd.*	$8,615,254
2,766,480	Tattersall’s Ltd.*	6,843,756

		15,459,010

CONSUMER STAPLES - 9.9%
2,752,520	Goodman Fielder Ltd.*	3,460,601
1,736,880	Metcash Ltd.*	7,284,943
541,120	Woolworths Ltd.*	14,396,474

		25,142,018

ENERGY - 2.8%
173,255	Woodside Petroleum Ltd.*	7,211,721

FINANCIALS - 30.7%
526,500	Australia & New Zealand Banking Group Ltd.*	12,477,891
258,295	Australian Stock Exchange Ltd.*	9,641,554
913,260	AXA Asia Pacific Holdings Ltd.*	5,863,939
328,195	Commonwealth Bank of Australia*	17,222,291
1,058,220	QBE Insurance Group Ltd.*	18,505,230
604,520	Westpac Banking Corp. Ltd.*	13,904,854

		77,615,759

HEALTH CARE EQUIPMENT & SERVICES - 3.7%
315,010	Ramsay Health Care Ltd.*	5,372,682
334,820	Sonic Healthcare Ltd.*	3,984,265

		9,356,947

INDUSTRIALS - 2.9%
231,000	Leighton Holdings Ltd.*	7,279,443

INFORMATION TECHNOLOGY - 2.9%
727,500	Computershare Ltd.*	7,326,115

MATERIALS - 23.8%
729,555	BHP Billiton Ltd.*	32,456,888
1,056,190	Incitec Pivot Ltd.*	4,548,338
252,060	Orica Ltd.*	6,380,602
201,380	Rio Tinto Ltd.*	16,950,886

		60,336,714

PROPERTIES - 5.4%
1,110,530	Westfield Group Ltd.*	10,929,760
1,017,130	Westfield Retail Trust*	2,686,095

		13,615,855

TELECOMMUNICATION SERVICES - 3.6%
3,707,400	Singapore Telecommunications Ltd.*	9,059,847

UTILITIES - 7.0%
767,700	AGL Energy Ltd.*	11,415,658
7,171,860	SP AusNet*	6,298,053

		17,713,711

Total Long-Term Investments - 98.8% (cost $169,859,758)		250,117,140

See Notes to Portfolio of Investments.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of January 31, 2011 (unaudited)

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT - 1.3%
$3,239,000	Repurchase Agreement, State Street Bank & Trust Co., 0.12% dated 01/31/2011, due 2/01/11 in the amount of $3,239,011, collateralized by U.S. Treasury Bill, maturing 8/15/39; total market value of $3,305,098	$3,239,000

Total Short-Term Investment - 1.3% (cost $3,239,000)		3,239,000

Total Investments - 100.1% (cost $173,098,758)		253,356,140

Liabilities In Excess Of Other Assets - (0.1)%		(280,518)

Net Assets - 100.0%		$253,075,622

*	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Directors.

Tax Cost of Investments

The United States federal income tax basis of the Registrant’s investments and unrealized appreciation as of January 31, 2011 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$ 173,098,758	$84,412,813	$(4,155,431)	$80,257,382

Asset Allocation as of January 31, 2011

by Standard & Poor’s Global Industry Classification Standard Sectors

See Notes to Portfolio of Investments.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (Unaudited)

January 31, 2011

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Fund’s Board of Directors is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Prior to March 15, 2010, in situations when there was movement between the opening and closing prices of the iShares MSCI Australia Index Fund that exceeded the tolerance specified in the Procedures, the independent pricing source utilized by the Fund calculated the market value of the Fund’s investments by determining a “fair value” for each of the equity securities in the Fund’s portfolio using factors provided by an independent pricing source.

Effective March 15, 2010, the Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the quoted or published prices of the securities on their primary markets.

Other than described above, there have been no significant changes to the Valuation Procedures for the period ended January 31, 2011.

The Fund is required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a current transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (Unaudited) (continued)

January 31, 2011

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments as of January 31, 2011:

Investments	Level 1*	Level 2*	Level 3
Equity Investments	$—	$250,117,140	$—
Short-Term Investment	—	3,239,000	—

Total Investments	$—	$253,356,140	$—

*	At January 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the period ended January 31, 2011, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $3,239,000 as of January 31, 2011.

(c) Foreign Currency Translation:

Australian dollar amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (Unaudited) (continued)

January 31, 2011

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into forward contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. There were no forward contracts outstanding as of January 31, 2011.

(f) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2010, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2010. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(g) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (Unaudited) (concluded)

January 31, 2011

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(h) Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the report was issued. Based on this evaluation, no disclosures or adjustments were required to the report as of January 31, 2011.

Aberdeen Australia Equity Fund, Inc.

Item 2 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certifications required pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,

President of Aberdeen Australia Equity Fund, Inc.

Date: March 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Australia Equity Fund, Inc.

Date: March 30, 2011

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: March 30, 2011